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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 25, 2008


                                PVF Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

           Ohio                        0-24948                   34-1659805
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(State or Other Jurisdiction    Commission File Number        (I.R.S. Employer
of Incorporation)                                            Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             ------------------------------------------------------------------
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF
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             CERTAIN OFFICERS
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         (b) Effective November 25, 2008, C. Keith Swaney resigned as President,
Chief Operating Officer and Treasurer of PVF Capital Corp. (the "Company") and Chief Financial Officer of Park View Federal Savings Bank (the "Bank"). Mr. Swaney will continue his service as a member of the Company's and the Bank's Boards of Directors.

         (c) Effective November 25, 2008, Edward B. Debevec, Treasurer of the Bank, assumed the duties of principal financial and accounting officer of the Company on an interim basis while a permanent successor to Mr. Swaney's previously held positions is sought. Mr. Debevec, 49, has served with the Bank since 1984 and was named Treasurer in 1989.

         (e) On November 25, 2008, the stockholders of the Company approved the PVF Capital Corp. 2008 Equity Incentive Plan (the "Plan"). Employees, officers and directors of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Company's 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 17, 2008.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PVF CAPITAL CORP.


Dated:  December 2, 2008                By: /s/ John R. Male
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                                            John R. Male
                                            Chairman and Chief Executive Officer